UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2014

MAMAMANCINI’S HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Nevada	000-28629	27-0607116
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

25 Branca Road

East Rutherford, NJ 07073

(Address of principal executive offices)

(201) 531-1212

(Registrant’s telephone number, including area code)

[  ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On August 6, 2014, MamaMancini’s Holdings, Inc. (the “Company”) held an Annual Meeting of Stockholders (the “Annual Meeting”) for the purposes of (i) the election of Carl Wolf, Matthew Brown, Steven Burns, Thomas Toto, Dean Janeway, Dan Altobello, and Alfred D’Agostino as directors of the Company to serve for one year or until their successors are elected and have qualified (the “Election of Directors”), (ii) to ratify the appointment of Rosenberg Rich Baker Berman and Company as the Company’s independent registered public accounting firm for the fiscal years ending December 31, 2014 and January 31, 2015 (the “Auditor Ratification”), (iii) to approve, in a non-binding, advisory vote, the compensation of the Company’s Named Officers (the “Say-on-Pay Vote”), and (iv) to approve, in a non-binding advisory vote, a two-year frequency for future advisory votes on executive compensation (the “Say-on-Pay Frequency Vote”).

As of the close of business on July 3, 2014, the record date for the Annual Meeting 25,807,376 shares of common stock of the Company were outstanding and entitled to vote. At the Annual Meeting 15,032,050, or approximately 58.24%, of the outstanding common stock entitled to vote were represented in person or by proxy.

The results of the voting at the Annual Meeting are as follows:

1. The Election of Directors

CARL WOLF	For	Against	Abstain	Broker Non-Votes
Total Shares Voted	15,015,283	16,667	0	0
% Voted For	99.88%	0.11%	0.00%	0.00%

MATTHEW BROWN	For	Against	Abstain	Broker Non-Votes
Total Shares Voted	15,015,283	16,667	0	0
% Voted For	99.88%	0.11%	0.00%	0.00%

STEVEN BURNS	For	Against	Abstain	Broker Non-Votes
Total Shares Voted	15,015,283	16,667	0	0
% Voted For	99.88%	0.11%	0.00%	0.00%

ALFRED D’AGOSTINO	For	Against	Abstain	Broker Non-Votes
Total Shares Voted	15,032,050	0	0	0
% Voted For	100%	0.00%	0.00%	0.00%

THOMAS TOTO	For	Against	Abstain	Broker Non-Votes
Total Shares Voted	15,015,283	16,667	0	0
% Voted For	99.88%	0.11%	0.00%	0.00%

DAN ALTOBELLO	For	Against	Abstain	Broker Non-Votes
Total Shares Voted	15,032,050	0	0	0
% Voted For	100%	0.00%	0.00%	0.00%

DEAN JANEWAY	For	Against	Abstain	Broker Non-Votes
Total Shares Voted	15,015,283	16,667	0	0
% Voted For	99.88%	0.11%	0.00%	0.00%

2. The Auditor Ratification

	For	Against	Abstain	Broker Non-Votes
Total Shares Voted	15,032,050	0	0	0
% Voted For	100%	0.00%	0.00%	0.00%

3. The Say-on-Pay Vote

	For	Against	Abstain	Broker Non-Votes
Total Shares Voted	14,880,823	151,227	0	0
% Voted For	98.99%	1.00%	0.00%	0.00%

4. The Say-on-Pay Frequency Vote

	1 year	2 year	3 years
Total Shares Voted	1,027,795	14,004,055	200
% Voted For	6.83%	93.16%	0.00%

According to the results above, the majority of the stockholders present at the meeting, whether in person or by proxy, voted FOR and thereby authorized: (i) the Election of Directors; (ii) the Auditor Ratification; (iii) the Say-on-Pay Vote; and (iv) the Say-on-Pay Frequency Vote to occur every two (2) years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAMAMANCINI’S HOLDINGS, INC.

August 11, 2014	By:	/s/ Carl Wolf
	Name:	Carl Wolf
	Title:	Chief Executive Officer